SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2010
INTERMOUNTAIN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)
Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463
(Commission File Number)	IRS Employer Identification No.
414 Church Street
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (208) 263-0505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
     At the 2010 Annual Meeting, three proposals were submitted to and approved by the Company’s stockholders. The holders of 6,802,664 shares of common stock, 80.61% of the outstanding shares entitled to vote as of the record date, which constituted a quorum were represented at the meeting in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The final results were as follows:
Proposal No. 1:

		Withhold	Broker
	For	Authority	Non-votes

Election of Directors:
James T. Diehl	4,891,369	104,123	1,807,172
John B. Parker	4,889,895	105,597	1,807,172
Jim Patrick	4,850,667	144,825	1,807,172
Proposal No. 2:

				Broker
	For	Against	Abstentions	Non-votes

Approval of the advisory (non-binding) vote on the compensation of Intermountain Executives	6,432,210	167,218	203,234	2
Proposal No. 3:

				Broker
	For	Against	Abstentions	Non-votes

Ratification of BDO Seidman LLP as independent registered public accounts	6,746,925	33,525	22,214	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: April 29, 2010

INTERMOUNTAIN COMMUNITY BANCORP
By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

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